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As filed with the Securities and Exchange Commission on October 22, 2012

Registration No. 333-183815

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
to
FORM S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

EP ENERGY LLC
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of Incorporation or organization)	1311 (Primary Standard Industrial Classification Code Number)	45-4871021 (I.R.S. Employer Identification No.)

1001 Louisiana Street
Houston, Texas 77002
713-997-1200
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

EVEREST ACQUISITION FINANCE INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of Incorporation or organization)	1311 (Primary Standard Industrial Classification Code Number)	45-4870996 (I.R.S. Employer Identification No.)

1001 Louisiana Street
Houston, Texas 77002
(713) 997-1200
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

GUARANTORS LISTED ON SCHEDULE A HERETO
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Marguerite N. Woung-Chapman, Esq.
General Counsel
EP Energy LLC
1001 Louisiana Street
Houston, Texas 77002
(713) 997-1200
(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:
Monica K. Thurmond, Esq.
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
(212) 373-3000

Approximate date of commencement of proposed sale to public: As soon as practicable after this Registration Statement becomes effective.

             If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.    ☐

             If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

             If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering.    ☐

             Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Smaller reporting company ☐

             If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

             Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)    ☐

             Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)    ☐

CALCULATION OF REGISTRATION FEE

Title of each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price Per Note	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)

6.875% Senior Secured Notes due 2019	$750,000,000	100%	$750,000,000	$85,950

Guarantee of 6.875% Senior Secured Notes due 2019(3)	—	—	—	(4)

9.375% Senior Notes due 2020	$2,000,000,000	100%	$2,000,000,000	$229,200

Guarantee of 9.375% Senior Notes due 2020(3)	—	—	—	(4)

7.750% Senior Notes due 2022	$350,000,000	100%	$350,000,000	$40,110

Guarantee of 7.750% Senior Notes due 2022(3)	—	—	—	(4)

(1)
Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a) under the Securities Act of 1933, as amended (the "Securities Act"). The proposed maximum offering price is estimated solely for purpose of calculating the registration fee.

(2)
Calculated pursuant to Rule 457(f) of the rules and regulations of the Security Act. Paid by wire transfer on September 6, 2012

(3)
Each of EP Energy LLC's wholly-owned domestic subsidiaries jointly, severally and unconditionally guarantees, the 6.875% Senior Secured Notes due 2019 on a senior secured basis, the 9.375% Senior Notes due 2020 on a senior unsecured basis and the 7.750% Senior Notes due 2022 on a senior unsecured basis.

(4)
See Schedule A on the inside facing page for table of additional registrant guarantors. Pursuant to Rule 457(n) of the rules and regulations under the Securities Act, no separate fee for the guarantee is payable.

             The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

 SCHEDULE A

Guarantor	State or Other Jurisdiction of Incorporation or Organization	Address of Registrants' Principal Executive Offices	IRS Employer Identification Number
EP Energy Global LLC	Delaware	1001 Louisiana Street Houston, Texas 77002	Not Applicable
EP Energy Brazil, L.L.C.	Delaware	1001 Louisiana Street Houston, Texas 77002	Not Applicable
EP Energy Preferred Holdings Company, L.L.C.	Delaware	1001 Louisiana Street Houston, Texas 77002	Not Applicable
MBOW Four Star, L.L.C.	Delaware	1001 Louisiana Street Houston, Texas 77002	Not Applicable
EP Energy Management, L.L.C.	Delaware	1001 Louisiana Street Houston, Texas 77002	Not Applicable
EP Energy Resale Company, L.L.C.	Delaware	1001 Louisiana Street Houston, Texas 77002	Not Applicable
EP Energy Gathering Company, L.L.C.	Delaware	1001 Louisiana Street Houston, Texas 77002	Not Applicable
EP Energy E&P Company, L.P.	Delaware	1001 Louisiana Street Houston, Texas 77002	Not Applicable
EPE Nominee Corp.	Delaware	1001 Louisiana Street Houston, Texas 77002	80-0817606
Crystal E&P Company, L.L.C.	Delaware	1001 Louisiana Street Houston, Texas 77002	Not Applicable

        The primary standard industrial classification code number for each of the additional registrants is 1311.

 EXPLANATORY NOTE

        This Amendment No. 1 to the Registration Statement on Form S-4 of EP Energy LLC and Everest Acquisition Finance Inc. is being filed for the purpose of filing exhibits.

 PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.    Indemnification of Directors and Officers.

(a) Everest Acquisition Finance Inc. and EPE Nominee Corp. are incorporated under the laws of Delaware.

        Section 145 of the Delaware General Corporation Law (the "DGCL") permits each corporation organized thereunder the power to indemnify any person who is or was a director, officer, employee or agent of a corporation or enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of being or having been in any such capacity, if (i) he acted in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation, and (ii) with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

        Section 102(b)(7) of the DGCL enables a corporation in its certificate of incorporation or an amendment thereto to eliminate or limit the personal liability of a director to the corporation or its stockholders of monetary damages for violations of the directors' fiduciary duty of care, except (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions) or (iv) for any transaction from which a director derived an improper personal benefit.

        The bylaws of each of the registrants incorporated in Delaware provide that each company will indemnify to the fullest extent of the law every director and officer of the company, or directors and officers of other entities serving at the company's request, against expenses incurred, provided (i) such indemnifiable party acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interest of the company, and (ii) with respect to any criminal proceeding, had no reasonable cause to believe their conduct was unlawful. However, with respect to proceedings brought by the company, under the bylaws of the company, no indemnification will be made in respect of any claim as to which an indemnifiable party has been adjudged to be liable to the company unless the court in which such action was brought determines that, despite adjudication of liability, such indemnifiable party is fairly and reasonably entitled to indemnity for such expenses which the court deems proper. Any indemnification will be made by the company only as authorized by (i) its board of directors, (ii) independent legal counsel if the board of directors cannot obtain a quorum or so directs, or (iii) by the stockholders. Expenses incurred in defending or investigating a threatened or pending action will be paid by the company in advance of the final disposition of such action upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it is ultimately determined that such party is not entitled to be indemnified by the company.

(b) EP Energy LLC, EP Energy Global LLC, EP Energy Brazil, L.L.C., EP Energy Preferred Holdings Company, L.L.C., MBOW Four Star, L.L.C., EP Energy Management, L.L.C., EP Energy Resale Company, L.L.C., EP Energy Gathering Company, L.L.C., and Crystal E&P Company, L.L.C. are each organized as limited liability companies under the laws of Delaware.

        Section 18-108 of the Delaware Limited Liability Company Act permits a Delaware limited liability company to indemnify and hold harmless any member or manager of the limited liability company from and against any and all claims and demands whatsoever.

        The limited liability company agreement of each of the registrants formed in Delaware indemnifies the sole member and the officers of the company to the fullest extent of the law, provided, that such reimbursement and/or advancement of indemnification amounts will only be provided upon receipt by the company of an undertaking by such indemnifiable party that if it is finally judicially determined that such indemnifiable party is not entitled to the indemnification, then such indemnifiable party will promptly repay the company for any reimbursed or advanced expenses.

        The limited liability company agreement of EP Energy LLC provides that no indemnification will be made with respect to liability which results from an indemnifiable party's own fraud, gross negligence or willful misconduct.

        The limited liability company agreement of each of EP Energy Global LLC, EP Energy Brazil, L.L.C., EP Energy Preferred Holdings Company, L.L.C., MBOW Four Star, L.L.C., EP Energy Management, L.L.C., EP Energy Resale Company, L.L.C., EP Energy Gathering Company, L.L.C. and Crystal E&P Company, L.L.C. provides that no indemnification will be made if a judgment or other final adjudication adverse to an indemnifiable party establishes that such party's conduct did not meet the then applicable minimum statutory standards of conduct. Indemnification with respect to settlements and non-adjudicated dispositions is subject to the prior consent of the company.

(c) EP Energy E&P Company, L.P. is organized as a limited partnership under the laws of Delaware.

        Section 17-108 of the Delaware Revised Uniform Limited Partnership Act (the "Act") permits a limited partnership to indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever.

        The agreement of limited partnership of EP Energy E&P Company, L.P. does not contain provisions addressing indemnification.

Item 21.    Exhibits and Financial Schedules.

(a)   Exhibits

        See the Exhibit Index immediately following the signature pages included in this Registration Statement.

(b)   Financial Statement Schedules

        Schedules for the years ended December 31, 2011, 2010 and 2009, are as follows:

        Schedule II—Consolidated valuation and qualifying accounts.

        Schedule I, III, IV, and V are not applicable and have therefore been omitted.

Item 22.    Undertakings.

(a)
Each of the undersigned registrants hereby undertakes:

(1)
to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(i)
to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)
to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement; and

    (iii)
    to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

  (2)
  That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

  (3)
  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

  (4)
  The undersigned registrant hereby undertakes as follows: That prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this Registration Statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form;

  (5)
  The registrant undertakes that every prospectus (i) that is filed pursuant to paragraph (h)(1) immediately preceding, or (ii) that purports to meet the requirements of section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the Registration Statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

  (6)
  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(b)
Each of the undersigned registrants hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of Form S-4 within one business day of receipt of such request, and to send the incorporated documents by first class mail or equally prompt means. This includes information contained in documents filed subsequent to the effective date of the Registration Statement through the date of responding to the request.

(c)
Each of the undersigned registrants hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the Registration Statement when it became effective.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, EP Energy LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Houston, State of Texas, on the 22nd day of October, 2012.

EP ENERGY LLC
By:	* Brent J. Smolik President & Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Capacity	Date

* Brent J. Smolik	President & Chief Executive Officer (Principal Executive Officer)	October 22, 2012
* Dane E. Whitehead	Executive Vice President & Chief Financial Officer (Principal Financial Officer)	October 22, 2012
* Francis C. Olmsted III	Vice President & Controller (Principal Accounting Officer)	October 22, 2012
* Gregory Beard	Manager, EPE Acquisition, LLC	October 22, 2012
* Joshua J. Harris	Manager, EPE Acquisition, LLC	October 22, 2012
* Chang-Seok Jeong	Manager, EPE Acquisition, LLC	October 22, 2012
* Pierre F. Lapeyre, Jr.	Manager, EPE Acquisition, LLC	October 22, 2012

Signature	Capacity	Date

* David Leuschen	Manager, EPE Acquisition, LLC	October 22, 2012
* Sam Oh	Manager, EPE Acquisition, LLC	October 22, 2012
* Brent J. Smolik	Manager, EPE Acquisition, LLC	October 22, 2012
* Donald A. Wagner	Manager, EPE Acquisition, LLC	October 22, 2012
* Rakesh Wilson	Manager, EPE Acquisition, LLC	October 22, 2012

*By:	/s/ MARGUERITE N. WOUNG-CHAPMAN Marguerite N. Woung-Chapman Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Everest Acquisition Finance Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Houston, State of Texas, on the 22nd day of October, 2012.

EVEREST ACQUISITION FINANCE INC.
By:	* Brent J. Smolik President & Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Capacity	Date

* Brent J. Smolik	President, Chief Executive Officer & Director (Principal Executive Officer)	October 22, 2012
* Dane E. Whitehead	Executive Vice President & Chief Financial Officer (Principal Financial Officer)	October 22, 2012
* Francis C. Olmsted III	Vice President & Controller (Principal Accounting Officer)	October 22, 2012
* Gregory Beard	Director	October 22, 2012
* Sam Oh	Director	October 22, 2012
* Rakesh Wilson	Director	October 22, 2012

*By:	/s/ MARGUERITE N. WOUNG-CHAPMAN Marguerite N. Woung-Chapman Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, EP Energy Global LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Houston, State of Texas, on the 22nd day of October, 2012.

EP ENERGY GLOBAL LLC
By:	* Brent J. Smolik President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Capacity	Date

* Brent J. Smolik	President & Director (Principal Executive Officer)	October 22, 2012
* Dane E. Whitehead	Executive Vice President, Chief Financial Officer & Director (Principal Financial Officer)	October 22, 2012
* Francis C. Olmsted III	Vice President & Controller (Principal Accounting Officer)	October 22, 2012

*By:	/s/ MARGUERITE N. WOUNG-CHAPMAN Marguerite N. Woung-Chapman Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, EP Energy Brazil, L.L.C. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Houston, State of Texas, on the 22nd day of October, 2012.

EP ENERGY BRAZIL, L.L.C.
By:	* Brent J. Smolik President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature			Capacity	Date

* Brent J. Smolik			President (Principal Executive Officer)	October 22, 2012
* Dane E. Whitehead			Executive Vice President & Chief Financial Officer (Principal Financial Officer)	October 22, 2012
* Francis C. Olmsted III			Vice President & Controller (Principal Accounting Officer)	October 22, 2012
EP ENERGY GLOBAL LLC			Sole Managing Member	October 22, 2012
By:	*
	Name:	Brent J. Smolik
	Title:	President

*By:	/s/ MARGUERITE N. WOUNG-CHAPMAN Marguerite N. Woung-Chapman Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, EP Energy Preferred Holdings Company, L.L.C. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Houston, State of Texas, on the 22nd day of October, 2012.

EP ENERGY PREFERRED HOLDINGS COMPANY, L.L.C.
By:	* Brent J. Smolik President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature			Capacity	Date

* Brent J. Smolik			President (Principal Executive Officer)	October 22, 2012
* Dane E. Whitehead			Executive Vice President & Chief Financial Officer (Principal Financial Officer)	October 22, 2012
* Francis C. Olmsted III			Vice President & Controller (Principal Accounting Officer)	October 22, 2012
EP ENERGY GLOBAL LLC			Sole Managing Member	October 22, 2012
By:	*
	Name:	Brent J. Smolik
	Title:	President

*By:	/s/ MARGUERITE N. WOUNG-CHAPMAN Marguerite N. Woung-Chapman Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, MBOW Four Star, L.L.C. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Houston, State of Texas, on the 22nd day of October, 2012.

MBOW FOUR STAR, L.L.C.
By:	* Brent J. Smolik President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature			Capacity	Date

* Brent J. Smolik			President (Principal Executive Officer)	October 22, 2012
* Dane E. Whitehead			Executive Vice President & Chief Financial Officer (Principal Financial Officer)	October 22, 2012
* Francis C. Olmsted III			Vice President & Controller (Principal Accounting Officer)	October 22, 2012
EP ENERGY GLOBAL LLC			Sole Managing Member	October 22, 2012
By:	*
	Name:	Brent J. Smolik
	Title:	President

*By:	/s/ MARGUERITE N. WOUNG-CHAPMAN Marguerite N. Woung-Chapman Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, EP Energy Management, L.L.C. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Houston, State of Texas, on the 22nd day of October, 2012.

EP ENERGY MANAGEMENT, L.L.C.
By:	* Brent J. Smolik President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature			Capacity	Date

* Brent J. Smolik			President (Principal Executive Officer)	October 22, 2012
* Dane E. Whitehead			Executive Vice President & Chief Financial Officer (Principal Financial Officer)	October 22, 2012
* Francis C. Olmsted III			Vice President & Controller (Principal Accounting Officer)	October 22, 2012
EP ENERGY GLOBAL LLC			Sole Managing Member	October 22, 2012
By:	*
	Name:	Brent J. Smolik
	Title:	President

*By:	/s/ MARGUERITE N. WOUNG-CHAPMAN Marguerite N. Woung-Chapman Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, EP Energy Resale Company, L.L.C. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Houston, State of Texas, on the 22nd day of October, 2012.

EP ENERGY RESALE COMPANY, L.L.C.
By:	* Brent J. Smolik President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature			Capacity	Date

* Brent J. Smolik			President (Principal Executive Officer)	October 22, 2012
* Dane E. Whitehead			Executive Vice President & Chief Financial Officer (Principal Financial Officer)	October 22, 2012
* Francis C. Olmsted III			Vice President & Controller (Principal Accounting Officer)	October 22, 2012
EP ENERGY MANAGEMENT, L.L.C.			Sole Managing Member	October 22, 2012
By:	*
	Name:	Brent J. Smolik
	Title:	President

*By:	/s/ MARGUERITE N. WOUNG-CHAPMAN Marguerite N. Woung-Chapman Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, EP Energy Gathering Company, L.L.C. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Houston, State of Texas, on the 22nd day of October, 2012.

EP ENERGY GATHERING COMPANY, L.L.C.
By:	* Brent J. Smolik President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature			Capacity	Date

* Brent J. Smolik			President (Principal Executive Officer)	October 22, 2012
* Dane E. Whitehead			Executive Vice President & Chief Financial Officer (Principal Financial Officer)	October 22, 2012
* Francis C. Olmsted III			Vice President & Controller (Principal Accounting Officer)	October 22, 2012
EP ENERGY RESALE COMPANY, L.L.C.			Sole Managing Member	October 22, 2012
By:	*
	Name:	Brent J. Smolik

	Title:	President
*By:	/s/ MARGUERITE N. WOUNG-CHAPMAN Marguerite N. Woung-Chapman Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, EP Energy E&P Company, L.P. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Houston, State of Texas, on the 22nd day of October, 2012.

EP ENERGY E&P COMPANY, L.P.
By:	* Brent J. Smolik President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature			Capacity	Date

* Brent J. Smolik			President (Principal Executive Officer)	October 22, 2012
* Dane E. Whitehead			Executive Vice President & Chief Financial Officer (Principal Financial Officer)	October 22, 2012
* Francis C. Olmsted III			Vice President & Controller (Principal Accounting Officer)	October 22, 2012
EP ENERGY MANAGEMENT, L.L.C.			General Partner	October 22, 2012
By:	*
	Name:	Brent J. Smolik
	Title:	President

*By:	/s/ MARGUERITE N. WOUNG-CHAPMAN Marguerite N. Woung-Chapman Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, EPE Nominee Corp. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Houston, State of Texas, on the 22nd day of October, 2012.

EPE NOMINEE CORP.
By:	* Brent J. Smolik President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Capacity	Date

* Brent J. Smolik	President & Director (Principal Executive Officer)	October 22, 2012
* Dane E. Whitehead	Executive Vice President, Chief Financial Officer & Director (Principal Financial Officer)	October 22, 2012
* Francis C. Olmsted III	Vice President & Controller (Principal Accounting Officer)	October 22, 2012

*By:	/s/ MARGUERITE N. WOUNG-CHAPMAN Marguerite N. Woung-Chapman Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Crystal E&P Company, L.L.C. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Houston, State of Texas, on the 22nd day of October, 2012.

CRYSTAL E&P COMPANY, L.L.C.
By:	* Brent J. Smolik President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature			Capacity	Date

* Brent J. Smolik			President (Principal Executive Officer)	October 22, 2012
* Dane E. Whitehead			Executive Vice President & Chief Financial Officer (Principal Financial Officer)	October 22, 2012
* Francis C. Olmsted III			Vice President & Controller (Principal Accounting Officer)	October 22, 2012
EP ENERGY E&P COMPANY, L.P.			Sole Managing Member	October 22, 2012
By:	EP ENERGY MANAGEMENT, L.L.C. its general partner
By:	*
	Name:	Brent J. Smolik
	Title:	President

*By:	/s/ MARGUERITE N. WOUNG-CHAPMAN Marguerite N. Woung-Chapman Attorney-in-fact

 EXHIBIT INDEX

Exhibit No.	Exhibit Description
2.1*	Purchase and Sale Agreement among EP Energy Corporation, EP Energy Holding Company and El Paso Brazil, L.L.C., as sellers, and EPE Acquisition, LLC, as purchaser, dated as of February 24, 2012
2.2*
Amendment No. 1 to Purchase and Sale Agreement, dated as of April 16, 2012, among EP Energy, L.L.C. (f/k/a EP Energy Corporation), EP Energy Holding Company, El Paso Brazil, L.L.C. and EPE Acquisition, LLC
2.3*
Amendment No. 2 to Purchase and Sale Agreement, dated as of May 24, 2012, among EP Energy, L.L.C. (f/k/a EP Energy Corporation), EP Energy Holding Company, El Paso Brazil, L.L.C., EP Production International Cayman Company, EPE Acquisition, LLC and solely for purposes of Sections 2 and 5 thereunder, El Paso LLC
3.1*	Certificate of Formation of EP Energy LLC
3.2*	Limited Liability Company Agreement of EP Energy LLC
3.3*	Certificate of Formation of Everest Acquisition Finance Inc.
3.4*	Bylaws of Everest Acquisition Finance Inc.
3.5*	Certificate of Formation of EP Energy Global LLC
3.6*	Limited Liability Company Agreement of EP Energy Global LLC
3.7*	Certificate of Formation of EP Energy Brazil, L.L.C.
3.8*	Second Amended and Restated Limited Liability Company Agreement of EP Energy Brazil, L.L.C.
3.9*	Certificate of Formation of EP Energy Preferred Holdings Company, L.L.C.
3.10*	Limited Liability Company Agreement of EP Energy Preferred Holdings Company, L.L.C.
3.11*	Certificate of Formation of MBOW Four Star, L.L.C.
3.12*	Limited Liability Company Agreement of MBOW Four Start, L.L.C.
3.13*	Certificate of Formation of EP Energy Management, L.L.C.
3.14*	Limited Liability Company Agreement of EP Energy Management, L.L.C.
3.15*	Certificate of Formation of EP Energy Resale Company, L.L.C.
3.16*	Limited Liability Company Agreement of EP Energy Resale Company, L.L.C.
3.17*	Certificate of Formation of EP Energy Gathering Company, L.L.C.
3.18*	First Amended and Restated Limited Liability Company Agreement of EP Energy Gathering Company, L.L.C.
3.19*	Certificate of Limited Partnership of EP Energy E&P Company, L.P.
3.20*	Seventh Amended and Restated Agreement of Limited Partnership of EP Energy E&P Company, L.P.
3.21*	Certificate of Incorporation of EPE Nominee Corp.
3.22*	Bylaws of EPE Nominee Corp.
3.23*	Certificate of Formation of Crystal E&P Company, L.L.C.
3.24*	Second Amended and Restated Limited Liability Company Agreement of Crystal E&P Company, L.L.C.

Exhibit No.	Exhibit Description
4.1*	Indenture, dated as of April 24, 2012, between EP Energy LLC (f/k/a Everest Acquisition LLC) and Everest Acquisition Finance Inc., as Co-Issuers, and Wilmington Trust, National Association, as Trustee, in respect of 6.875% Senior Secured Notes due 2019
4.2*
Indenture, dated as of April 24, 2012, between EP Energy LLC (f/k/a Everest Acquisition LLC) and Everest Acquisition Finance Inc., as Co-Issuers, and Wilmington Trust, National Association, as Trustee, in respect of 9.375% Senior Notes due 2020
4.3*
Indenture, dated as of August 13, 2012, between EP Energy LLC and Everest Acquisition Finance Inc., as Co-Issuers, and Wilmington Trust, National Association, as Trustee, in respect of 7.750% Senior Notes due 2022
4.4*
Registration Rights Agreement, dated as of April 24, 2012, between EP Energy LLC (f/k/a Everest Acquisition LLC), Everest Acquisition Finance Inc. and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several initial purchasers, in respect of 6.875% Senior Secured Notes due 2019
4.5*
Registration Rights Agreement, dated as of April 24, 2012, between EP Energy LLC (f/k/a Everest Acquisition LLC), Everest Acquisition Finance Inc. and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several initial purchasers, in respect of 9.375% Senior Notes due 2020
4.6*
Registration Rights Agreement, dated as of August 13, 2012, between EP Energy LLC, Everest Acquisition Finance Inc. and Citigroup Global Markets Inc., as representative of the several initial purchasers, in respect of 7.750% Senior Notes due 2022
5.1*	Opinion of Paul Weiss Rifkind Wharton & Garrison LLP
8.1*	Opinion of Paul Weiss Rifkind Wharton & Garrison LLP
10.1*
Credit Agreement, dated as of May 24, 2012, by and among EPE Holdings, LLC, as Holdings, EP Energy LLC (f/k/a Everest Acquisition LLC), as the Borrower, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, and the other parties party thereto
10.2*
Guarantee Agreement, dated as of May 24, 2012, by and among EPE Holdings LLC, the Domestic Subsidiaries of the Borrower signatory thereto and JPMorgan Chase Bank, N.A., as collateral agent for the Secured Parties referred to therein
10.3*
Collateral Agreement, dated as of May 24, 2012, by and among EPE Holdings LLC, EP Energy LLC (f/k/a Everest Acquisition LLC), each Subsidiary of EP Energy LLC identified therein and JPMorgan Chase Bank, N.A., as Collateral Agent
10.4*
Pledge Agreement, dated as of May 24, 2012, by and among EP Energy LLC (f/k/a Everest Acquisition LLC), each Subsidiary of EP Energy LLC identified therein and JPMorgan Chase Bank, N.A., as Collateral Agent
10.5*	Pledge Agreement, dated as of May 24, 2012, by and among El Paso Brazil, L.L.C., as Pledgor, and JPMorgan Chase Bank, N.A., as Collateral Agent
10.6*
Senior Lien Intercreditor Agreement, dated as of May 24, 2012, among JPMorgan Chase Bank, N.A., as RBL Facility Agent and Applicable First Lien Agent, Citibank, N.A., as Term Facility Agent, Senior Secured Notes Collateral Agent and Applicable Second Lien Agent, Wilmington Trust, National Association, as Trustee under the Senior Secured Notes Indenture, EP Energy LLC and the Subsidiaries of EP Energy LLC named therein
10.7*
Term Loan Agreement, dated as of April 24, 2012, by and among EP Energy LLC (f/k/a Everest Acquisition LLC), as Borrower, the Lenders party thereto, Citibank, N.A., as Administrative Agent and Collateral Agent, and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as Co-Lead Arrangers

Exhibit No.	Exhibit Description
10.8*	Guarantee Agreement, dated as of April 24, 2012, by and between Everest Acquisition Finance Inc., as Guarantor, and Citibank, N.A., as collateral agent for the Secured Parties referred to therein
10.9*	Collateral Agreement, dated as of May 24, 2012, by and among EP Energy LLC (f/k/a Everest Acquisition LLC), each Subsidiary of EP Energy LLC identified therein and Citibank, N.A., as Collateral Agent
10.10*	Pledge Agreement, dated as of May 24, 2012, by and among EP Energy LLC (f/k/a Everest Acquisition LLC), each Subsidiary of EP Energy LLC identified therein and Citibank, N.A., as Collateral Agent
10.11*	Pledge Agreement, dated as of May 24, 2012, by and among EP Energy Brazil, L.L.C. (f/k/a El Paso Brazil, L.L.C.), as Pledgor, and Citibank, N.A., as Collateral Agent
10.12*
Pari Passu Intercreditor Agreement, dated as of May 24, 2012, among Citibank, N.A., as Second Lien Agent, Citibank, N.A., as Authorized Representative for the Term Loan Agreement, Wilmington Trust, National Association, as the Initial Other Authorized Representative and each additional Authorized Representative from time to time party hereto
10.13*
Transaction Fee Agreement, dated as of May 24, 2012, among EP Energy Global LLC, EPE Acquisition, LLC, Apollo Global Securities, LLC, Riverstone V Everest Holdings, L.P., Access Industries, Inc. and Korea National Oil Corporation
10.14*
Management Fee Agreement, dated as of May 24, 2012, among EP Energy Global LLC, EPE Acquisition, LLC, Apollo Management VII, L.P., Apollo Commodities Management, L.P., With Respect to Series I, Riverstone V Everest Holdings, L.P., Access Industries, Inc. and Korea National Oil Corporation
10.15*
Amendment, dated as of August 17, 2012, to the Credit Agreement, dated as of May 24, 2012, among EPE Holdings LLC, EP Energy LLC, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent
10.16*
Amendment No. 1, dated as of August 21, 2012, to the Term Loan Agreement, dated as of April 24, 2012, among EP Energy LLC, the lenders party thereto and Citibank, N.A., as administrative agent and collateral agent
10.17*	Joinder Agreement, dated as of August 21, 2012, among Citibank, N.A., as Additional Tranche B-1 Lender, EP Energy LLC and Citibank, N.A., as administrative agent
10.18*	Employment Agreement dated May 24, 2012 for Clayton A. Carrell
10.19*	Employment Agreement dated May 24, 2012 for John D. Jensen
10.20*	Employment Agreement dated May 24, 2012 for Brent J. Smolik
10.21*	Employment Agreement dated May 24, 2012 for Dane E. Whitehead
10.22*	Employment Agreement dated May 24, 2012 for Marguerite N. Woung-Chapman
10.23*	Senior Executive Survivor Benefit Plan adopted as of May 24, 2012
10.24*	2012 Omnibus Incentive Plan
10.25*	Management Incentive Plan Agreement, dated as of May 24, 2012, between EPE Acquisition, LLC and EPE Employee Holdings, LLC
10.26*	Form of EPE Employee Holdings, LLC Management Incentive Unit Agreement
10.27*	Second Amended and Restated Limited Liability Company Agreement of EPE Employee Holdings, LLC dated as of May 24, 2012

Exhibit No.	Exhibit Description
10.28*	Second Amended and Restated Limited Liability Company Agreement of EPE Management Investors, LLC dated as of May 24, 2012
10.29*	Amended and Restated Subscription Agreement, dated as of May 24, 2012, between EPE Acquisition, LLC and EPE Management Investors, LLC
12.1*	Statement regarding Computation of Ratios
21.1*	Subsidiaries of EP Energy LLC
23.1	Consent of Ernst & Young LLP, an independent registered public accounting firm
23.2	Consent of PricewaterhouseCoopers LLP, an independent registered public accounting firm
23.3*	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibits 5.1 and 8.1)
23.4*	Consent of Ryder Scott Company, L.P.
24.1*	Powers of Attorney of the Directors and Officers of the Registrants (included in signature pages)
25.1*	Form T-1 (Wilmington Trust, National Association)
99.1*	Form of Letter of Transmittal
99.2*	Form of Notice of Guaranteed Delivery
99.3*	Form of Letter to Brokers
99.4*	Form of Letter to Clients
99.5*	Ryder Scott Company, L.P. reserve report for El Paso Production Company as of December 31, 2011

*
Previously filed.

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SCHEDULE A
EXPLANATORY NOTE
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
  Item 20. Indemnification of Directors and Officers.
  Item 21. Exhibits and Financial Schedules.
  Item 22. Undertakings.
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EXHIBIT INDEX